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                                                                     Exhibit 1.1


                                                                  EXECUTION COPY

                   CATERPILLAR FINANCIAL SERVICES CORPORATION
                            (a Delaware corporation)



                                Debt Securities



                             UNDERWRITING AGREEMENT

                                                                     May 8, 2001


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
  as Representatives of the
  Several Underwriters

Ladies and Gentlemen:

     Caterpillar Financial Services Corporation, a Delaware corporation (the "Company"), proposes to issue and sell its debt securities (the "Securities") as shall be designated by the Company from time to time in or pursuant to one or more offerings on terms to be determined at the time of sale.

     Unless otherwise specified in the applicable Terms Agreement (as defined below), the Securities will be issued in one or more series under an indenture, dated as of April 15, 1985, as supplemented to the date hereof (the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor Trustee (the "Trustee"). Each series of Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or
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repayment provisions, sinking fund requirements, and any other variable terms established by, or pursuant to, the Indenture.

     Whenever the Company determines to make an offering of Securities through Morgan Stanley & Co. Incorporated ("Morgan Stanley") and through Salomon Smith Barney Inc. ("Salomon Smith Barney" and, together with Morgan Stanley, the "Representatives"), or through an underwriting syndicate co-managed by the Representatives, the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, the Representatives and such other underwriters, if any, selected by the Representatives (the "Underwriters", which term shall include the Representatives, whether acting alone or as members of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to each offering of Securities shall specify the aggregate principal amount of Securities to be issued (the "Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than the Representatives acting as co-manager in connection with such offering, the aggregate principal amounts of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery of and payment for the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written communication (including facsimile) between the Company and the Representatives, acting for themselves and, if applicable, as representatives of any other Underwriters. Each offering of Underwritten Securities through the Representatives as Underwriters or through an underwriting syndicate managed by the Representatives will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

     SECTION  1.  Representations and Warranties.
                  ------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Representatives, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, and as of the relevant Closing Time (as defined below), as follows:

          (1)  Compliance with Registration Requirements.  A registration
               -----------------------------------------
     statement on Form S-3 (Registration No. 333-35460) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"). Such registration statement and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission under the Act (the "1933 Act

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     Regulations"), hereinafter referred to as the "Rule 462(b) Registration
     Statement," in the form heretofore delivered or to be delivered to the Underwriters, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein (except for any statements in such documents which are deemed under Rule 412 under the Securities Act of 1933, as amended (the "1933 Act"), not to be incorporated by reference in such Prospectus), and such registration statement and any Rule 462(b) Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement and any Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, and any Rule 462(b) Registration Statement, being hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Underwritten Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Underwriting Agreement, being hereinafter called the "Prospectus"; any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the 1933 Act as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented to relate to Underwritten Securities sold pursuant to this Underwriting Agreement, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the 1933 Act Regulations, including any documents incorporated therein by reference as of the date of such filing or mailing).

          (2) Preliminary Prospectus.  Each Preliminary Prospectus filed as part
              ----------------------
     of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and each Preliminary Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to the form in which it is filed with, or

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     transmitted for filing to, the Commission pursuant to Rule 424 under the
     1933 Act, except to the extent permitted by Regulation S-T.

          (3)  Incorporated Documents.  The documents incorporated by
               ----------------------
     reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the 1933 Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the 1933 Act; and any further documents so filed and incorporated by reference in the Registration Statement or the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain, in the case of a registration statement which becomes effective under the 1933 Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the 1933 Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however,
                                                              --------  -------
     that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use in the Registration Statement or the Prospectus as amended or supplemented which relates to a particular issuance of Underwritten Securities.

          (4)  Registration Statement and Prospectus.  The Registration
               -------------------------------------
     Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the

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     applicable filing date as to the Prospectus and any supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and
                             --------  -------
     warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the information furnished in writing to the Company by the Underwriters through the Representatives expressly for use in the Prospectus as amended or supplemented which relates to a particular issuance of Underwritten Securities.

          (5)  No Material Adverse Change in Business.  Neither the Company
               --------------------------------------
     nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its consolidated business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any of its subsidiaries (other than debt incurred in the ordinary course pursuant to the Company's medium-term note program) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (6)  Good Standing of the Company.  The Company has been duly
               ----------------------------
     incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial property.

          (7)  Authorization of Company Capital.  The Company has an
               --------------------------------
     authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of such shares are owned directly or indirectly by Caterpillar, Inc., a Delaware corporation ("Caterpillar"), free and clear of all liens, encumbrances, security interests or claims.

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          (8)  Authorization of this Underwriting Agreement and the Terms
               ----------------------------------------------------------
     Agreement.  This Underwriting Agreement has been, and the applicable
     ---------
     Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

          (9)  Authorization of Securities; Indenture.  The Underwritten
               --------------------------------------
     Securities have been duly authorized, and, when issued and delivered pursuant to this Underwriting Agreement and any Terms Agreement, such Underwritten Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Underwritten Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to the Underwritten Securities.

          (10)  Absence of Defaults and Conflicts; No Consents Required.  The
                --------------------------------------------------------
     issue and sale of the Underwritten Securities and the compliance by the Company with all of the provisions of the Underwritten Securities, the Indenture, this Underwriting Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Caterpillar is a party or by which the Company or Caterpillar is bound or to which any of the property or assets of the Company or Caterpillar is subject, including the Support Agreement, dated as of December 21, 1984, between the Company and Caterpillar, as amended, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or Caterpillar or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Underwritten Securities or the consummation by the Company of the other transactions contemplated by this Underwriting Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Closing Time (as defined in Section 2 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or

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     qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters in the manner contemplated hereby.

          (11)  Absence of Proceedings.  Except as set forth in the
                ----------------------
     Prospectus, there is no action, suit or proceeding to which the Company or any of its subsidiaries is a party pending before or brought by any court, arbitrator or governmental body, nor is any such action, suit or proceeding to the knowledge of the Company threatened, in respect of which, in the judgment of the Company, there is any reasonable likelihood that it will result in a material adverse change in the condition (financial or other) or business, or materially affect the properties or assets, of the Company and its subsidiaries as a whole.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.

     SECTION  2.  Sale and Delivery to Underwriters; Closing.
                  ------------------------------------------

     (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Payment. Payment of the purchase price for, and delivery of, the Underwritten Securities shall be made in the case of Securities in registered form, at the offices of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern Time) on the fifth business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Time").

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for their respective accounts or, if applicable, for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them (unless such Underwritten Securities

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are issuable only in the form of one or more global securities registered in the name of a depositary or a nominee of a depositary, in which event the Underwriters' interest in such global certificate shall be noted in a manner satisfactory to the Underwriters and their counsel). It is understood that each Underwriter has authorized the Representatives, for their respective accounts, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Morgan Stanley and Salomon Smith Barney, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (c) Denominations; Registration. Certificates for the Underwritten Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day prior to the Closing Time. The certificates for the Underwritten Securities will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern Time) on the business day prior to the Closing Time.

     SECTION  3.  Covenants of the Company.  The Company covenants with the
                  ------------------------
Representatives, and with each Underwriter participating in the applicable offering of Underwritten Securities, as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify the Representatives immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus relating to the Underwritten Securities or effective prior to completion of the distribution of the Underwritten Securities, (ii) the receipt of any comments from the Commission,
(iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 of the 1933 Act Regulations and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any

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stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, upon request, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. Copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the Exchange Act and the Trust Indenture Act and the respective regulations thereunder so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms

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Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the Exchange Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the
                                                 --------  -------
Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement. The Company will also supply the Underwriters with such information as is reasonably necessary for the determination of the legality of the Underwritten Securities for investment under the laws of such jurisdictions as the Underwriters may request.

     (g) Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Listing. The Company will use its best efforts to effect the listing of the Underwritten Securities prior to the Closing Time on any national or offshore securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (i) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the later of termination of any trading restrictions, as notified to the Company by the Representatives, or the Closing Time with respect to the Underwritten Securities, the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any new issue of debt securities of the Company with a maturity of more than nine months and which are substantially similar to the Underwritten Securities, including additional Securities (except for (i) any debt securities issued upon exercise of warrants, (ii) medium-term notes of the Company issued in the ordinary course of business (A) acting as agent for the Company or (B) acting as principal and purchasing up to $10 million aggregate principal amount of medium-term notes of the Company for resale, or (iii) any debt securities of the Company denominated in a currency other than the currency in which the Underwritten Securities subject to such Terms Agreement shall be denominated) or any warrants for the purchase of debt securities of the Company with a maturity of more than nine months.

     (j) Reporting Requirements. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the sale of the Underwritten Securities.


     SECTION  4.  Payment of Expenses.
                  -------------------

     (a) Expenses. Unless otherwise provided in any applicable Terms Agreement, the Company covenants and agrees with the Underwriters that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Underwritten Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters; (ii) the cost of printing or reproducing this Underwriting Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Underwritten Securities; (iii)

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all expenses in connection with the qualification of the Underwritten Securities for offering and sale under state securities laws as provided in Section 3(f) hereof, including fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by security rating services for rating the Underwritten Securities; (v) the cost of preparing the Underwritten Securities; (vi) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Underwritten Securities; (vii) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Underwritten Securities; and (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Underwritten Securities so long as such advertising expenses have been approved by the Company.

     (b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION  5.  Conditions of Underwriters' Obligations'.  The obligations of
                  ----------------------------------------
the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof as of the date hereof and as of the Closing Time, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement, including any Rule 462(b) Registration Statement, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable.

     (b) Opinion of Counsel for Underwriters. Counsel for the Underwriters shall have furnished to the Underwriters such opinion or opinions, dated the Closing Time, with respect to the incorporation of the Company, the validity of the Indenture, the Underwritten

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Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as the Representatives may reasonably request to enable them to pass upon such matters.

     (c) Opinion of Counsel for Company. Counsel for the Company shall have furnished to the Underwriters their written opinion, dated the Closing Time, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company's authorized capital stock is as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

               (iii) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company or any of its consolidated subsidiaries which in such counsel's opinion would be likely to result in a judgment or decree having a material adverse effect on the business or financial position of the Company and its subsidiaries as a whole or be required to be disclosed in the Registration Statement which is not disclosed and accurately summarized in the Prospectus;

               (iv) This Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

               (v) The Underwritten Securities have been duly authorized and, when the Underwritten Securities have been duly executed, authenticated, issued and delivered by the Company, such Underwritten Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Underwritten Securities will conform in all material respects to the descriptions thereof in the Prospectus;

               (vi) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally, and to general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and the Indenture has been duly qualified under the Trust Indenture Act;

               (vii) The issue and sale of the Underwritten Securities and the compliance by the Company with all of the provisions of the Underwritten Securities, the Indenture, this Underwriting Agreement and the applicable Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Company or Caterpillar is a party or by which the Company or Caterpillar is bound, and which conflicts, breaches and defaults, if any, would individually or in the aggregate have a material adverse effect on the business or financial position of the Company and its subsidiaries as a whole; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company, the General Corporation Law of the State of Delaware, or any statute of the United States of America or any rule or regulation thereunder (provided that no opinion need be expressed in this paragraph as to compliance with the 1933 Act, the Trust Indenture Act, the Exchange Act or the Delaware Securities Act, or with the Bankruptcy Code of 1978, as amended, with respect to any proceeding in which the Company is the debtor) or, to such counsel's knowledge, any order of any court or governmental agency or body of the United States of America or the State of Delaware; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Underwritten Securities by the Company or the consummation by the Company of the other transactions contemplated by this Underwriting Agreement or any Terms Agreement or the Indenture, except such as have been obtained under the 1933 Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under Delaware securities or Blue Sky laws in connection with the issue and sale of the Underwritten Securities;

               (viii) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion or belief), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1933 Act or the Exchange Act and the rules and regulations of the Commission thereunder; and

               (ix) The Registration Statement, as of the date on which any part thereof became effective, and the Prospectus, as of the date of such opinion (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion or belief), complied or complies as to form in all material respects with the requirements of the 1933 Act and the Trust Indenture Act and the rules and regulations thereunder.

          In addition, such counsel shall state that while such counsel makes no representation that such counsel has independently verified the accuracy or completeness of the information contained in the documents incorporated by reference in the Prospectus, such counsel has no reason to believe that such documents (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion or belief), when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, in each case after excluding any statement in any such documents which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 of Regulation C under the 1933 Act. Further, such counsel shall state that while such counsel makes no representation that such counsel has independently verified the accuracy or completeness of the information contained in the Registration Statement and the Prospectus (other than the statements made in the Prospectus under the captions "Description of Notes", "Underwriting" and "Description of Debt Securities We May Offer", in each case insofar as they relate to the provisions of documents therein described), such counsel has no reason to believe that any part of the Registration Statement, insofar as relevant to the offering of the Underwritten Securities, as of the date on which such part became effective, or the Prospectus, as of the date of such opinion (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion or belief), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the 1933 Act; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

     (d) Accountant's Comfort Letter. At 11:00 A.M., New York City time, on the date of the Terms Agreement, and at the Closing Time, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such date or the Closing Time, in form and substance satisfactory to the Representatives, to the effect forth in Annex I hereto.

     (e) Officers' Certificate. The Company shall have furnished or caused to be furnished to the Representatives a certificate of officers of the Company satisfactory to the Representatives, dated the Closing Time, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Time, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Time or such applicable date, as to the matters set forth in subsection (a) of this Section 5 and subsection (b) of Section 9, and as to such other matters as the Representatives may reasonably request.

     (f) Approval of Listing. Unless stated otherwise in the applicable Terms Agreement, at Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance.

     (g) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (h)  Termination of Terms Agreement.  If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4(b) and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

     SECTION  6.  Indemnification.
                  ---------------

     (a) Indemnification of Underwriters. The Company will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which any Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Underwritten Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case
       --------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Underwritten Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Underwritten Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability results from the fact that such Underwriter sold Underwritten Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Underwriter.

     (b) Indemnification of Company. Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Underwritten Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Underwritten Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

     (c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) The obligations of the Company under this Section 6 and Section 7 below shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and each Underwriter's obligations under this Section 6 and Section 7 below shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

     SECTION  7.  Contribution. If the indemnification provided for in Section 6
                  ------------
is unavailable to or insufficient to hold harmless an indemnified party under
Section 6(a) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Underwritten Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the indemnification provided for in Section 6 is unavailable to or insufficient to hold harmless an indemnified party under Section 6(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, if the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of such Underwritten Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments, as set forth in the applicable Terms Agreement, and are not joint.

     SECTION  8. Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------

     All representations, warranties, indemnities and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Underwritten Securities.

     SECTION  9. Termination.
                 -----------

     (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or the Representatives upon the giving of 30 days' prior written notice of such termination to the other party hereto.

     (b) Terms Agreement. The Representatives may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) in the opinion of the Representatives, there has occurred any material adverse change in the financial markets in the United States, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company or Caterpillar Inc. has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or, if the Underwritten Securities include Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

     (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4(b) hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

     SECTION  10.  Default by One or More of the Underwriters.  If one or more
                   ------------------------------------------
of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter, except for the indemnification and contribution agreements in Sections 6 and 7 hereof.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of the applicable Terms Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION  11.  Notices.  All notices and other communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, attention of the Debt Syndicate Desk, or, in respect of any Terms Agreement, to such other person and place as may be specified therein; and notices to the Company shall be directed to it at 2120 West End Avenue, Nashville, Tennessee 37023-0001, attention of the General Counsel.

     SECTION  12.  Parties.  This Underwriting Agreement and the applicable
                   -------
Terms Agreement shall each inure to the benefit of and be binding upon the Company, Merrill Lynch and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION  13.  GOVERNING LAW.  THIS UNDERWRITING AGREEMENT AND ANY
                   -------------
APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

     SECTION  14.  Effect of Headings.  The Article and Section headings herein
                   ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with the Representatives' understanding of the agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between the Representatives and the Company in accordance with its terms.

                         Very truly yours,

                         CATERPILLAR FINANCIAL SERVICES
                         CORPORATION


                         By:  /s/ Paul J. Gaeto
                              --------------------------------
                              Name:  Paul J. Gaeto
                              Title: Secretary

CONFIRMED AND ACCEPTED,
as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
ABN AMRO INCORPORATED
COMMERZBANK AG
J.P. MORGAN SECURITIES INC.
S.G. COWEN SECURITIES CORPORATION
WESTDEUTSCHE LANDESBANK GIROZENTRALE
BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.
BARCLAYS BANK PLC
RBC DOMINION SECURITIES CORPORATION
TD SECURITIES (USA) INC.

By:  MORGAN STANLEY & CO. INCORPORATED


By:  /s/ Michael Fusco
     -----------------------------
     Name:  Michael Fusco
     Title: Principal

By:  SALOMON SMITH BARNEY INC.


By:  /s/ Robert W. Hong
     --------------------------------
     Name:  Robert W. Hong
     Title: Managing Director

                                                                       Exhibit A

                   CATERPILLAR FINANCIAL SERVICES CORPORATION
                            (a Delaware corporation)

                                Debt Securities

                                TERMS AGREEMENT
                                ---------------


                                                    Dated:
                                                           ---------------, ----



To:  Caterpillar Financial Services Corporation
     2120 West End Avenue
     Nashville, Tennessee 37023-0001

Ladies and Gentlemen:

     We understand that Caterpillar Financial Services Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $ aggregate principal amount of its debt securities (the "Securities") (such securities also being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the principal amount of Underwritten Securities [opposite their names set forth below] at the purchase price set forth below.

                              Principal Amount
Underwriter                   of Underwritten Securities
-----------                   --------------------------

Total
                              --------------------------
                              [$]
                              ==========================

     The Underwritten Securities shall have the following terms:



Title:
Rank:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Listing requirements:
Rating requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed] [Variable] Price Offering
If Fixed Price Offering, initial public offering price per share:   % of the
principal amount, plus accrued interest [amortized original issue discount], if any, from __________________.
Purchase price: ___% of principal amount, plus accrued interest [amortized original issue discount], if any, from ________________.
Form:
Other terms and conditions:
Closing date and location:

     All of the provisions contained in the document attached as Annex I hereto entitled "CATERPILLAR FINANCIAL SERVICES CORPORATION -- Debt Securities -- Underwriting Agreement" (the "Underwriting Agreement") are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each reference to Underwriters in the Underwriting Agreement so incorporated herein by reference shall be deemed to refer to the Underwriters as defined in this Terms Agreement.

     Please accept this offer no later than ____ P.M. (New York City time) on _______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                         Very truly yours,

                         MORGAN STANLEY & CO. INCORPORATED

                         By:  ________________________________________________
                              Name:
                              Title:

                         SALOMON SMITH BARNEY INC.

                         By:  ________________________________________________
                              Name:
                              Title:
                              Acting on behalf of themselves and the other named Underwriters.

Accepted:

CATERPILLAR FINANCIAL SERVICES
CORPORATION


By:  ________________________________________________
     Name:
     Title: